                                                                   EXHIBIT 99.12

TEXAS DRYDOCK, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
MARCH 31,1997 AND 1996

                                            (UNAUDITED)     (UNAUDITED)
                                             MARCH 31,       MARCH 31,
ASSETS:                                        1997            1996
CURRENT ASSETS:
CASH AND CASH EQUIVALENTS                  $    609,688    $  4,330,928
ACCOUNTS RECEIVABLE, NET:
CONTRACT RECEIVABLES                         18,926,160       6,104,270
OTHER RECEIVABLES                                19,704           9,228
COSTS & ESTIMATED EARNINGS IN EXCESS
OF BILLINGS ON UNCOMPLETED CONTRACTS            822,523       4,168,468
OTHER CURRENT ASSETS                            234,948          29,747
                                           ----------------------------
TOTAL CURRENT ASSETS                         20,613,023      14,642,641

PROPERTY, PLANT AND EQUIPMENT:               16,899,098      14,295,893
ACCUMULATED DEPRECIATION                     (4,102,184)     (2,757,084)
                                           ----------------------------
NET PROPERTY, PLANT AND EQUIPMENT            12,796,914      11,538,809

DUE FROM INTERCOMPANY                                 0         226,971
OTHER ASSETS                                    451,690         238,477
                                           ----------------------------

TOTAL ASSETS                               $ 33,861,627    $ 26,646,898
                                           ============================


CURRENT LIABILITIES:
CURRENT MATURITIES OF LONG TERM DEBT       $    372,266    $    336,808
ACCOUNTS PAYABLE                              4,499,330       2,931,667
ACCRUED EXPENSES                              5,863,990       2,327,551
BILLINGS IN EXCESS OF COSTS ON
UNCOMPLETED CONTRACTS                           940,779         560,694
ESTIMATED LOSS ON UNCOMPLETED
CONTRACT                                        500,000               0
INCOME TAXES PAYABLE                            307,881         113,000
                                           ----------------------------
TOTAL CURRENT LIABILITIES                    12,484,246       6,269,720

LONG TERM DEBT - LESS CURRENT MATURITIES      3,577,692       3,951,957
DEFERRED INCOME TAXES                           519,767         428,836
OTHER LIABILITIES                               667,693               0

SHAREHOLDERS'EQUITY:
COMMON STOCK                                      1,000           1,000
RETAINED EARNINGS                            16,611,229      15,995,385
                                           ----------------------------
TOTAL SHAREHOLDERS'EQUITY                    16,612,229      15,996,385
                                           ----------------------------

TOTAL LIABILITIES & EQUITY                 $ 33,861,627    $ 26,646,898
                                           ============================

TEXAS DRYDOCK, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED
MARCH 31, 1997 AND 1996

                                      (UNAUDITED)     (UNAUDITED)
                                     FOR THE THREE   FOR THE THREE
                                      MONTHS ENDED    MONTHS ENDED
                                     MARCH 31,1997   MARCH 31,1996
REVENUES:
NEW CONSTRUCTION                      $          0    $          0
SHIP AND RIG REPAIR                     21,654,067      16,268,546
FABRICATION AND OTHER                    2,205,559         925,419
                                      ----------------------------
TOTAL REVENUES                          23,859,626      17,193,965

COSTS OF REVENUES                       20,495,612      15,079,981
                                      ----------------------------
GROSS PROFIT                             3,364,014       2,113,984

GENERAL AND ADMINSTRATIVE EXPENSES       4,212,246         927,286
                                      ----------------------------
OPERATING PROFIT                          (848,232)      1,186,698

OTHER INCOME (EXPENSE):
GAIN ON DISPOSITION OF ASSETS              126,263         110,894
CONSULTING FEES - INTERCOMPANY             (85,800)        (90,000)
INTEREST INCOME, NET                       (64,967)        (18,214)
OTHER,NET                                        0           1,851
                                      ----------------------------
TOTAL OTHER INCOME (EXPENSE)               (24,504)          4,531

                                      ----------------------------
(LOSS) EARNINGS BEFORE INCOME TAXES       (872,736)      1,191,229

INCOME TAX (BENEFIT) EXPENSE              (296,730)        398,898
                                      ----------------------------

NET (LOSS) EARNINGS                   ($   576,006)   $    792,331
                                      ============================

TEXAS DRYDOCK, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF EARNINGS
AND RETAINED EARNINGS
FOR THE SIX MONTHS ENDED
MARCH 31, 1997 AND 1996


                                        (UNAUDITED)          (UNAUDITED)
                                        FOR THE SIX          FOR THE SIX
                                        MONTHS ENDED         MONTHS ENDED
                                        MARCH 31,1997        MARCH 31,1996


REVENUES:
NEW CONSTRUCTION                         $         -          $         -

SHIP AND RIG REPAIR                       46,755,430           18,310,604
FABRICATION AND OTHER                      5,090,018            1,649,759
                                         --------------------------------
TOTAL REVENUES                            51,845,448           19,960,363

COSTS OF REVENUES                         45,199,553           18,079,439
                                         --------------------------------
GROSS PROFIT                               6,645,895            1,880,924

GENERAL AND ADMINSTRATIVE EXPENSES         5,710,684            1,515,360
                                         --------------------------------
OPERATING PROFIT                             935,211              365,564

OTHER INCOME (EXPENSE):
GAIN ON DISPOSITION OF ASSETS                253,071              141,953
CONSULTING FEES - INTERCOMPANY              (171,600)            (180,000)
INTEREST INCOME, NET                        (111,150)              22,425
OTHER,NET                                          0                  410
                                         --------------------------------
TOTAL OTHER INCOME (EXPENSE)                 (29,679)             (15,212)

                                         --------------------------------
EARNINGS BEFORE INCOME TAXES                 905,532              350,352

INCOME TAXES                                 307,881              113,000
                                         --------------------------------

NET EARNINGS                             $   597,651          $   237,352
                                         ================================

RETAINED EARNINGS:
BEGINNING OF PERIOD                       16,013,578           15,758,033
CASH DIVIDENDS PAID                                0                    0
                                         --------------------------------
END OF PERIOD                             16,611,229           15,995,385
                                         ================================


TEXAS DRYDOCK, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED
MARCH 31,1997 AND 1996
(UNAUDITED)

                                                                 (UNAUDITED)       (UNAUDITED)
                                                                FOR THE THREE     FOR THE THREE
                                                                MONTHS ENDED      MONTHS ENDED
                                                               MARCH 31, 1997    MARCH 31, 1996

OPERATING ACTIVITIES:
NET (LOSS) INCOME                                               $  (576,006)      $   792,331
ADJUSTMENTS TO RECONCILE NET (LOSS) INCOME TO NET CASH
PROVIDED (USED) BY OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION                                       358,213           215,637

CHANGES IN ASSETS AND LIABILITIES WHICH PROVIDED
(USED)CASH:
CONTRACT RECEIVABLES                                             (6,434,458)       (4,764,589)
OTHER RECEIVABLES                                                    22,425                 0
COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
ON UNCOMPLETED CONTRACTS                                          4,876,087        (2,555,324)
OTHER CURRENT ASSETS                                               (172,413)          (16,709)
ACCOUNTS PAYABLE AND ACCRUED EXPENSES                             3,605,829         2,552,200
BILLINGS IN EXCESS OF COSTS ON
UNCOMPLETED CONTRACTS                                              (397,683)          560,694
ESTIMATED LOSS ON UNCOMPLETED CONTRACT                             (900,000)
INCOME TAXES PAYABLE                                               (334,753)          398,898
                                                                -----------------------------

TOTAL ADJUSTMENTS                                                   623,247        (3,609,193)
                                                                -----------------------------

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                     47,241        (2,816,862)
                                                                -----------------------------

INVESTING ACTIVITIES:
CAPITAL EXPENDITURES                                               (943,652)       (1,224,079)
                                                                -----------------------------

NET CASH USED IN INVESTING ACTIVITIES                              (943,652)       (1,224,079)
                                                                -----------------------------

FINANCING ACTIVITIES:
PAYMENTS ON LONG-TERM DEBT                                         (109,829)         (100,375)
                                                                -----------------------------

NET CASH USED BY FINANCING ACTIVITIES                              (109,829)         (100,375)
                                                                -----------------------------

DECREASE IN CASH                                                 (1,006,240)       (4,141,316)

CASH, BEGINNING OF PERIOD                                         1,615,928         8,472,244
                                                                -----------------------------

CASH, END OF PERIOD                                             $   609,688       $ 4,330,928
                                                                =============================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR INTEREST                        $   152,365       $   109,120
                                                                =============================
CASH PAID DURING THE PERIOD FOR INCOME TAXES                    $         0       $         0
                                                                =============================

TEXAS DRYDOCK, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED
MARCH 31, 1997 AND 1996

                                                        (UNAUDITED)      (UNAUDITED)
                                                        FOR THE SIX      FOR THE SIX
                                                        MONTHS ENDED     MONTHS ENDED
                                                       MARCH 31, 1997   MARCH 31, 1996

OPERATING ACTIVITIES:
NET INCOME                                              $   597,651      $   237,352
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
USED BY OPERATING ACTIVITIES:
DEPRECIATION AND AMORTIZATION                               695,583          415,019

CHANGES IN ASSETS AND LIABILITIES WHICH PROVIDED
(USED)CASH:
CONTRACT RECEIVABLES                                     (4,904,524)      (3,909,804)
OTHER RECEIVABLES                                           248,106           11,375
COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
ON UNCOMPLETED CONTRACTS                                    313,443       (3,700,552)
DUE FROM INTERCOMPANY, NET                                        0         (427,859)
OTHER CURRENT ASSETS                                       (357,360)          35,646
ACCOUNTS PAYABLE AND ACCRUED EXPENSES                     3,233,948        3,386,747
BILLINGS IN EXCESS OF COSTS ON
UNCOMPLETED CONTRACTS                                      (131,373)         560,694
ESTIMATED LOSS ON UNCOMPLETED CONTRACT                     (750,000)
INCOME TAXES PAYABLE                                        307,881          113,000
DUE TO INTERCOMPANY                                         (38,023)
                                                        ----------------------------

TOTAL ADJUSTMENTS                                        (1,382,319)      (3,515,734)
                                                        ----------------------------

NET CASH USED BY OPERATING ACTIVITIES                      (784,668)          (3,278)
                                                        ----------------------------

INVESTING ACTIVITIES:
CAPITAL EXPENDITURES                                     (1,254,313)      (2,883,319)
                                                        ----------------------------

NET CASH USED IN INVESTING ACTIVITIES                    (1,254,313)      (2,883,319)
                                                        ----------------------------

FINANCING ACTIVITIES:
PAYMENTS ON LONG-TERM DEBT                                 (188,350)        (172,472)
                                                        ----------------------------

NET CASH USED BY FINANCING ACTIVITIES                      (188,350)        (172,472)
                                                        ----------------------------

DECREASE IN CASH                                         (2,227,331)      (6,334,173)

CASH, BEGINNING OF PERIOD                                 2,837,019       10,665,101
                                                        ----------------------------

CASH, END OF PERIOD                                     $   609,688     $  4,330,928
                                                        ============================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR INTEREST                $   219,672     $    183,271
                                                        ============================
CASH PAID DURING THE PERIOD FOR INCOME TAXES            $         -     $          -
                                                        ============================

                      TEXAS DRYDOCK, INC. AND SUBSIDIARY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            MARCH 31, 1997 AND 1996

NOTE 1---BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the consolidated financial statements and footnotes thereto included elsewhere in this 8K filing for Texas Drydock, Inc. for the year ending September 30, 1996.